Penn Series Funds, Inc.

Emerging Markets Equity Fund

Real Estate Securities Fund

Supplement dated May 31, 2012 to the Prospectus dated May 1, 2012

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus

Portfolio Manager Changes for the Emerging Markets Equity Fund

Effective immediately, Munib Madni and Samuel Rhee serve as portfolio managers of the Emerging Markets Equity Fund, which is sub-advised by Morgan Stanley Investment Management Inc. and its affiliates. In addition, effective December 31, 2012, James Cheng will retire as a portfolio manager of the Emerging Markets Equity Fund.

As a result of the foregoing, the following changes are being made to the Prospectus:

•

The sub-section Portfolio Managers in the FUND SUMMARY: EMERGING MARKETS EQUITY FUND section of the Prospectus is hereby amended by adding the following two sentences at the end of the existing paragraph:

Munib Madni, a Managing Director, has served as a portfolio manager of the Fund since May 2012. Samual Rhee, an Executive Director, has served as a portfolio manager of the Fund since May 2012.

•

The second and fifth paragraphs under the heading Morgan Stanley Investment Management Inc. in the Sub-Advisers sub-section in the MANAGEMENT section of the Prospectus are hereby deleted and replaced with the following:

The Fund is managed within MSIM’s Emerging Markets Equity team. The team works collaboratively when making portfolio decisions. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are: Ruchir Sharma, James Cheng, Paul Psaila, Eric Carlson, Munib Madni, Samuel Rhee and Ana Cristina Piedrahita. The Emerging Markets Equity Team is comprised of dedicated portfolio managers/analysts that have extensive experience in analyzing emerging markets equity securities for investors.

Paul Psaila, a Managing Director of MSIM, has been associated with MSIM in an investment management capacity since 1994. Eric Carlson, a Managing Director of MSIM Company, has been associated with MSIM Company in an investment management capacity since September 1997. Munib Madni, a Managing Director of MSIM Company, has been associated with MSIM Company in an investment management capacity since February 2005. Samuel Rhee, an Executive Director of MSIM Company, has been associated with MSIM Company in an investment management capacity since July 2005. Ana Cristina Piedrahita, an Executive Director of MSIM Limited, has been associated with MSIM Limited in an investment management capacity since January 2002.

•	Effective December 31, 2012, all references to James Cheng are hereby deleted from the Prospectus.

Portfolio Manager Title Change for the Real Estate Securities Fund

Effective immediately, Jon Cheigh, portfolio manager of the Real Estate Securities Fund, is Executive Vice President and head of the global real estate securities investment team of Cohen & Steers Capital Management, Inc., the investment sub-adviser to the Real Estate Securities Fund.

As a result of the foregoing, the following changes are being made to the Prospectus:

•	The last sentence of the sub-section Portfolio Managers in the FUND SUMMARY: REAL ESTATE SECURITIES FUND section of the Prospectus is hereby deleted and replaced with the following:

Jon Cheigh is an Executive Vice President of Cohen & Steers and has been a portfolio manager of the Fund since May 2011.

•

The third paragraph under the heading Cohen & Steers Capital Management, Inc. in the Sub-Advisers sub-section in the MANAGEMENT section of the Prospectus is hereby deleted and replaced with the following:

Mr. Cohen is co-chairman and co-chief executive officer of Cohen & Steers and CNS, and vice president of Cohen & Steers Securities, LLC. Mr. Steers is co-chairman and co-chief executive officer of Cohen & Steers and CNS, and vice president of Cohen & Steers Securities, LLC. Mr. Harvey joined Cohen & Steers in 1992 and currently serves as president and chief investment officer of Cohen & Steers and president of CNS. Mr. Cheigh joined Cohen & Steers in 2005 and currently serves as an executive vice president of Cohen & Steers and CNS, and head of the global real estate securities investment team of Cohen & Steers. Prior to May 2012, he served as a senior vice president of Cohen & Steers and CNS. Prior to joining Cohen & Steers, Mr. Cheigh was a vice president and senior research analyst for Security Capital Group.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PM5820

Penn Series Funds, Inc.

Emerging Markets Equity Fund

Supplement dated May 31, 2012 to the Statement of Additional Information (“SAI”) dated May 1, 2012

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI

Portfolio Manager Changes for the Emerging Markets Equity Fund

Effective immediately, Munib Madni and Samuel Rhee serve as portfolio managers of the Emerging Markets Equity Fund, which is sub-advised by Morgan Stanley Investment Management Inc. and its affiliates. In addition, effective December 31, 2012, James Cheng will retire as a portfolio manager of the Emerging Markets Equity Fund.

As a result of the foregoing, the information under the heading Morgan Stanley Investment Management Inc. in the section Portfolio Managers is hereby deleted in its entirety and replaced with the following:

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base salary compensation.  Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation.  In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include:

•	Cash Bonus.

•

Morgan Stanley’s Long Term Incentive Compensation awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions. All long term incentive compensation awards are subject to clawback provisions where awards can be cancelled if an employee takes any action, or omits to take any action which; causes a restatement of Morgan Stanley’s consolidated financial results; or constitutes a violation of Morgan Stanley’s risk policies and standards.

•

Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include one of the Portfolios. In addition to the clawbacks listed above for long term incentive compensation awards, the provision on IMAP awards is further strengthened such that it may also be triggered if an employee’s actions cause substantial financial loss on a trading strategy, investment, commitment or other holding provided that previous gains on those positions were relevant to the employees’ prior year compensation decisions.

•

Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include:

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	The investment performance of the funds/accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Fund Shares Owned by Portfolio Manager.  The portfolio managers did not beneficially own any shares of the Fund, as of March 31, 2012.

Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. Unless otherwise noted, the information below is provided as of December 31, 2011.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Ruchir Sharma	10	$3,510	7	$3,560	19	(1)	$4,693
James Cheng	12	$4,243	7	$2,620	26	(1)	$10,857
Paul Psaila	8	$2,974	5	$2,590	19	(1)	$4,693
Eric Carlson	7	$2,728	5	$2,590	19	(1)	$4,693
Munib Madni*	2	$336	5	$2,623	25	(2)	$11,401
Samuel Rhee*	0	$0	2	$129	7		$6,955
Ana Cristina Piedrahita	7	$2,942	6	$3,223	21	(3)	$6,697

*	As of March 31, 2012.
(1)	Of these Other Accounts, 3 accounts with approximately $1,510 million in assets had performance based advisory fees.
(2)	Of these Other Accounts, 2 accounts with approximately $913 million in assets had performance based advisory fees.
(3)	Of these Other Accounts, 4 accounts with approximately $3,479 million in assets had performance based advisory fees.

Conflicts of Interests.  Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, Morgan Stanley may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent Morgan Stanley has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in Morgan Stanley’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If Morgan Stanley manages accounts that engage in short sales of securities of the type in which the Fund invests, Morgan Stanley could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Morgan Stanley has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

***

In addition to the above changes, effective December 31, 2012, all references to James Cheng are hereby deleted from the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PM5821